Legal Proceedings	6 Months Ended
Dec. 31, 2021
Legal Proceedings Provision [Abstract]
Legal proceedings

13. Legal proceedings

In October 2020, in light of the Complete Response Letter released by the FDA and the decline in the market price of our ADS, a purported class action lawsuit was filed in the U.S. Federal District Court for the Southern District of New York on behalf of purchasers or acquirers of our ADSs against the Company, its Chief Executive Officer, its former Chief Financial Officer and its former Chief Medical Officer for alleged violations of the U.S. Securities Exchange Act of 1934. The parties have reached an agreement in principle to settle the securities class action on a class wide basis for $2.0 million, with no admission of liability. This settlement will be paid by the Company's insurer, other than the minimum excess as per the Company’s insurance policy. The settlement is subject to final documentation, notice to the class members, and approval of the court.